UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2004

                             Hesperia Holding, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                       000-30085               88-04553327
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                   9780 E. Avenue, Hesperia, California 92345
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (760) 244-8787

                                   Copies to:
                              Andrea Cataneo, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

   On October 8, 2004, we entered into a Security Agreement with Laurus Master Fund, Ltd. for the sale of (i) a $1,000,000 principal amount convertible Secured Revolving Note, (ii) a $500,000 principal amount convertible minimum borrowing note, and (iii) warrants to purchase 461,000 shares of common stock.

          Each of the convertible notes accrues interest at a rate per annum equal to the greater of

          -    the prime rate published in The Wall Street Journal plus 3%; or
          -    7%.

          subject to possible downward adjustment if:

          - we shall have registered the shares of our common stock underlying the conversion of such convertible notes and the related warrants; and
          - the volume weighted average price of the common stock as reported by Bloomberg, L.P. on the principal market for the five trading days immediately preceding an interest payment date (the "Market Price") under such convertible notes exceeds the then applicable fixed conversion price by 25%, in which event the interest rate for the succeeding calendar month shall automatically be reduced by 2.0% for each incremental 25% increase in the Market Price of our common stock above the then applicable fixed conversion price. Each of the convertible notes has a maturity date of October 8, 2007.

     The Secured Revolving Note is a revolving note with funding available based upon eligible accounts receivable. All of our accounts receivable will be applied to paying off the $1,000,000 note, and we will be allowed to borrow 90% of eligible accounts receivable, up to the $1,000,000 at any time. In addition, pursuant to the $500,000 minimum borrowing note, we agreed not allow the amount borrowed and outstanding to Laurus Master Fund to be less than $500,000 during the next two years.

     The outstanding principal and accrued interest under the convertible Secured Revolving Note and Minimum Borrowing notes are convertible, at the holder's option, into shares of our common stock at a conversion price equal to $0.71 per share. The Minimum Borrowing Note may be prepaid by us in cash by paying to the holder 130% of the principal and related accrued and unpaid interest thereon being prepaid.

     Laurus Master Fund has contractually agreed to restrict its ability to convert or exercise its warrant and receive shares of our common stock such that the number of shares of common stock held by them and their affiliates after such conversion or exercise does not exceed 4.99% of the then issued and outstanding shares of common stock.

     We agreed to file a registration statement within 30 days from October 8, 2004, registering the number of shares underlying the convertible Securing Revolving Note and the warrants, and to have that registration statement declared effective with the Securities and Exchange Commission within 90 days from October 8, 2004. In the event that the registration statement is not declared effective by the Securities and Exchange Commission by the required deadline, which is 90 days from the date of the Securities Purchase Agreement, we are also obligated to pay to Laurus Master Fund 2% of the original principal amount of the convertible notes, for each 30-day period, or portion thereof, during which the registration statement is not effective.

     Our obligations under the Security Agreement and the Notes are secured by a pledge by us of shares representing 100% of the share capital of our wholly-owned subsidiaries Hesperia Truss, Inc. and Pahrump Valley Truss, Inc., a guaranty of such obligations by each of our subsidiaries, and the grant of a security interest by each of our subsidiaries in their respective assets.

     Laurus Master Fund shall not be entitled to be issued shares of common stock in repayment of any portion of the Notes or upon exercise of either of the Warrants if and to the extent such issuance would result in Laurus Master Fund and its affiliates beneficially owning more than 4.99% of the issued and outstanding common stock upon such issuance, unless Laurus Master Fund shall have provided at least 75 days prior written notice to us of its revocation of such restriction.

     Upon an issuance of shares of common stock below the fixed conversion price, the fixed conversion price of the notes will be reduced accordingly. The conversion price of the secured convertible notes may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

     130% of the full principal amount of the convertible notes are due upon default under the terms of convertible notes.

     The warrants are exercisable until seven years from the date of the Securities Purchase Agreement at a purchase price of $0.79 per share. Laurus Master Fund is entitled to exercise the warrants on a cashless basis.

Item 2.03 Creation of a Direct Financial Obligation.

         See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.


Exhibit Number                         Description
--------------------------------------------------------------------------------

4.1 Security Agreement, dated as of October 8, 2004, by and among Laurus Master Fund, Ltd., Hesperia Holding, Inc., Hesperia Truss, Inc. and Pahrump Valley Truss, Inc.
4.2 Secured Revolving Note issued to Laurus Master Fund, Ltd., dated October 8, 2004.
4.3 Secured Convertible Minimum Borrowing Note issued to Laurus Master Fund, Ltd., dated October 8, 2004.
4.4 Common Stock Purchase Warrant issued to Laurus Master Fund, Ltd., dated October 8, 2004.
4.5 Registration Rights Agreement, dated as of October 8, 2004, by and between Laurus Master Fund, Ltd. and Hesperia Holding, Inc.
4.6 Escrow Agreement, dated as of October 8, 2004, by and among Laurus Master Fund, Ltd., Hesperia Holding, Inc., Hesperia Truss, Inc., Pahrump Valley Truss, Inc. and Loeb & Loeb LLP.
4.7 Stock Pledge Agreement, dated as of October 8, 2004, by and between Laurus Master Fund, Ltd. and Hesperia Holding, Inc.
4.8 Subordination Agreement, dated as of October 8, 2004, by and among Laurus Master Fund, Ltd., Hesperia Holding, Inc., Hesperia Truss, Inc. Pahrump Valley Truss, Inc., Donald M. Shimp, Mark Presgraves, Fred Smith and Steve Chaussy.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Hesperia Holding, Inc.


Date: October 15, 2004                              /s/ DONALD M. SHIMP
                                                    --------------------
                                                    Donald M. Shimp
                                                    Chief Executive Officer